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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report  (Date of earliest event reported)     December 23, 1999
                                                  ------------------------------

                                quepasa.com, inc.
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               (Exact name of Registrant as specified in charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

              0-25565                                  86-0879433
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     (Commission File Number)               (IRS Employee Identification No.)

400 E. Van Buren, Fourth Floor, Phoenix, Arizona                        85004
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code     (602) 716-0100
                                                    ----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 5. Other Events.

         Quepasa.com, inc. (the "Registrant") has promoted Juan C. Galan to Chief Financial Officer. Mr. Galan joined the Registrant in January 1999 and has most recently served as the Registrant's Controller. Allen R. Dunaway, the Registrant's previous Chief Financial Officer, has assumed other management duties for the Registrant.

Item 7. Exhibits.

         Not applicable.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   quepasa.com, inc.
                                        ----------------------------------------
                                                      (Registrant)


Date: December 23, 1999                 By: /s/ GARY L. TRUJILLO
                                            ------------------------------------
                                            Gary L. Trujillo
                                            Chairman and Chief Executive Officer


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